UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                JANUARY 14, 2000
                  --------------------------------------------
                                (Date of Report)

                             THE COBALT GROUP, INC.

               (Exact Name of Registrant as Specified in Charter)


     WASHINGTON                    000-26623                       91-1674947
-----------------------------  ---------------------         -------------------
(State or Other Jurisdiction   (Commission File No.)         (IRS Employer
     of Incorporation)                                       Identification No.)

        2200 FIRST AVENUE SOUTH, SUITE 400 SEATTLE, WA 98134 (Address of
                Principal Executive Offices, including Zip Code)

                                 (206) 269-6363
              (Registrant's Telephone Number, including Area Code)

                2030 FIRST AVENUE, SUITE 300, SEATTLE, WA 98121
          Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS

     On January 14, 2000, IntegraLink, Inc., an Ohio corporation, merged with and into IL Acquisition, Inc., a Washington corporation and a wholly owned subsidiary of The Cobalt Group, Inc., pursuant to an Agreement and Plan of Merger (the "Agreement") dated as of January 14, 2000. The name of the surviving entity, IL Acquisition, Inc., will be changed to IntegraLink Corporation. See
Exhibit 99 to this Form 8-K for more information regarding the merger.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  EXHIBITS

          2 Agreement and Plan of Merger dated January 14, 2000 between IL Acquisition, Inc., The Cobalt Group, Inc., IntegraLink, Inc., Kevin Distelhorst, Philip Turner and Steven French (without exhibits).

          99   The Cobalt Group, Inc. Press Release issued January 14, 2000.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE COBALT GROUP, INC.

Dated:  January 31, 2000

                                   By: /s/ JOHN W.P. HOLT
                                       ---------------------------------------
                                       John W.P. Holt
                                       President and Chief Executive Officer